Exhibit 10.2

Execution Copy

AMENDMENT TO

EMPLOYMENT AGREEMENT

This Amendment to the Employment Agreement (as defined below) is entered into and effective as of January 16, 2020.

WHEREAS, Differential Brands Group, Inc. (the “Company”) and Jason Rabin (the “Executive”) entered into an Employment Agreement, dated October 29, 2018 (the “Employment Agreement”); and

WHEREAS,  effective October 30, 2018, the Company changed its name to Centric Brands Inc.;  and

WHEREAS, the Company and the Executive now desire to amend the Employment Agreement to reflect the name change and to amend the payment terms of the Base EBITDA Bonus earned by the Executive in respect of the 2019 fiscal year as described herein.

NOW, THEREFORE, the Employment Agreement is hereby amended as follows:

1.         The defined term the “Company”  shall be deemed to refer to Centric Brands Inc. wherever such term appears in the Employment Agreement.

2.         With respect to the Base EBITDA Bonus earned by the Executive pursuant to Section 4(b)(i) of the Employment Agreement in respect of the 2019 fiscal year, 75% of the Executive’s Target EBITDA Bonus shall be paid to the Executive on January 16, 2020 (the “January Payment Amount”).  The remaining 25% of the Executive’s Target EBITDA Bonus, if and to the extent earned, shall be paid to the Executive at the same time bonuses are payable to other executives of the Company generally, subject to the Executive remaining employed by the Company through such payment date (unless otherwise payable pursuant to Section 5(j) of the Employment Agreement); provided, however, that if in connection with the Company’s approval of audited financial statements in respect of the 2019 fiscal year, the Company determines that any portion of the January Payment Amount was not earned by the Executive, the Executive shall repay such amount to the Company within ten (10) days of the Executive’s receipt of written notice from the Company stating such repayment amount.

3.         Except as amended herein, the provisions of the Employment Agreement shall continue in full force and effect.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have entered into this Amendment effective as of January 16, 2020.

CENTRIC BRANDS INC.

By:	/s/ Andrew R. Tarshis
Name:	Andrew R. Tarshis
Title:	EVP, General Counsel

EXECUTIVE

/s/ Jason Rabin
Jason Rabin